                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12



                  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                         MARILYN K. CRANNEY
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES


                             CORE EQUITY PORTFOLIO
                               BALANCED PORTFOLIO
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 1998
                            ------------------------


    Notice is hereby given that a Special Meeting of Shareholders of the Core Equity Portfolio and the Balanced Portfolio of DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") will be held in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on February 26, 1998 (the "Meeting"), at 1:30 p.m., New York City time, for the following purposes:


        1. For the Core Equity Portfolio only, to approve or disapprove a sub-advisory agreement between Dean Witter InterCapital Inc.
    ("InterCapital") and Morgan Stanley Asset Management Inc. ("MSAM") (to be voted on by shareholders of the Core Equity Portfolio only);

        2. For the Balanced Portfolio only, to approve or disapprove a change in the Portfolio's investment objective from high total return through a combination of income and capital appreciation to capital growth with reasonable current income (to be voted on by shareholders of the Balanced Portfolio only);

        3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record as of the close of business on November 14, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Core Equity Portfolio or the Balanced Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Core Equity Portfolio and/or the Balanced Portfolio, as applicable, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 and 2 and will vote against any such adjournment those proxies to be voted against Proposals 1 and 2.

                                          BARRY FINK
                                          SECRETARY

December 1, 1997
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:
   FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT FOR THE CORE EQUITY PORTFOLIO.
     FOR APPROVAL OF THE CHANGE IN THE INVESTMENT OBJECTIVE OF THE BALANCED
                                   PORTFOLIO.

                             YOUR VOTE IS IMPORTANT

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                             CORE EQUITY PORTFOLIO
                               BALANCED PORTFOLIO
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 26, 1998


    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") for use at the Special Meeting of Shareholders of the Core Equity Portfolio and the Balanced Portfolio of the Fund to be held on February 26, 1998 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about December 1, 1997.


    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposals 1 and 2 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The table below sets forth each Proposal and those shareholders who are entitled to vote for each such Proposal.


PORTFOLIO OF THE FUND                 PROPOSAL
------------------------------
                                    1          2
Core Equity Portfolio.........      x
Balanced Portfolio............                 x

    The Fund consists of thirteen separate Portfolios. The holders of shares ("Shareholders") of the Core Equity Portfolio and the Balanced Portfolio of the Fund of record as of the close of business on November 14, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for Core Equity Portfolio and the Balanced Portfolio as of the Record

Date. The percentage ownership of shares of the Core Equity Portfolio and the Balanced Portfolio changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.


                                                                                   NUMBER OF SHARES OUTSTANDING
                                                                                  AS OF NOVEMBER 14, 1997 (RECORD
NAME OF PORTFOLIO                                                                              DATE)
------------------------------------------------------------------------------  -----------------------------------
Core Equity Portfolio.........................................................               2,344,020
Balanced Portfolio............................................................               4,547,003


    The shares of the Fund are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance policies issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Life Policies." The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts."

    In accordance with their view of currently applicable law, Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will vote the shares of each of the Core Equity Portfolio and the Balanced Portfolio held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding Sub-Accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will furnish a copy of this Proxy Statement to Contract Owners and that Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company. Shares for which no instructions are received in time to be voted will be voted by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company in the same proportion as shares for which instructions have been received in time to be voted.

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $45,400, will be allocated between the Core Equity Portfolio and the Balanced Portfolio as follows: each Portfolio will pay its own mailing expenses and its proportionate share of the expenses of printing this Proxy Statement. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Dean Witter Trust FSB, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation.

    Dean Witter Trust FSB may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on a Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

                         FOR THE CORE EQUITY PORTFOLIO

(1) APPROVAL OR DISAPPROVAL OF SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL AND
           MORGAN STANLEY ASSET MANAGEMENT INC. WITH RESPECT TO
                           THE CORE EQUITY PORTFOLIO

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of the Fund pursuant to an investment management agreement entered into by the Fund and InterCapital (the "Management Agreement"), and in that capacity, subject to the supervision of the Trustees, supervises the investment activities of the Core Equity Portfolio. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). In accordance with the Management Agreement, InterCapital entered into a sub-advisory agreement with TCW Funds Management, Inc. ("TCW") (the "Current Sub-Advisory Agreement") pursuant to which TCW has provided the Core Equity Portfolio with investment advice and portfolio management relating to the Core Equity Portfolio's investments, subject to the overall supervision of InterCapital. TCW has advised the Board of Trustees of the Fund and InterCapital of its intention to resign as sub-adviser. TCW has advised the Board and InterCapital that in order to ensure an orderly transition to a new sub-adviser, it would continue serving as sub-adviser to the Core Equity Portfolio until such time as Shareholders of the Core Equity Portfolio approve a new sub-advisory agreement with a new sub-adviser and the new agreement is implemented.

    Prior to the Special Meeting of the Board of Trustees on November 6, 1997, InterCapital recommended to the Board the selection of Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, to act as the new sub-adviser to the Fund (see "Morgan Stanley Asset Management Inc." below). MSAM would perform the same duties previously performed by TCW. InterCapital's recommendation was based primarily on its favorable view of the organizational depth, reputation, historical performance, expertise and experience of MSAM. In addition, InterCapital recommended to the Board that upon the approval and execution of a new sub-advisory agreement with MSAM (the "New Sub-Advisory Agreement"), the name of the Core Equity Portfolio be changed to the Growth Portfolio. In connection therewith, InterCapital also proposed that upon approval and execution of the New Sub-Advisory Agreement, the Trustees approve an amendment to the Management Agreement that would reduce the overall annual management fee InterCapital receives from the Fund with respect to the Core Equity Portfolio from 0.85% of the daily net assets of the Core Equity Portfolio to 0.80% of the daily net assets of the Core Equity Portfolio. This would have the concomitant effect of lowering the fee payable under the New Sub-Advisory Agreement which, identical to the fee under the Current Sub-Advisory Agreement, is proposed to amount to 40% of the fee payable to InterCapital pursuant to the Investment Management Agreement (see "The Current Sub-Advisory Agreement" below).

THE BOARD'S CONSIDERATION

    The Board of the Fund met in person on November 6, 1997 for the purpose of considering the selection of a new sub-adviser and adoption of the New Sub-Advisory Agreement for the Core Equity Portfolio (the "New Sub-Advisory Agreement"). At their meeting in person on November 6, 1997, the Trustees considered InterCapital's recommendation. In particular, the Trustees considered the performance of certain similar funds and accounts currently advised by MSAM. The Trustees also considered the quality and extent of the services proposed to be provided by MSAM, and the organizational depth, reputation and experience of MSAM in investing in equity securities. In addition, the Trustees reviewed material furnished by MSAM regarding MSAM's personnel and operations. Prior to the meeting, representatives of MSAM reviewed with the Independent Trustees (that is, the Trustees who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Act")) their respective philosophies of management, performance expectations and methods of operation. The Board was informed that, in managing the portfolio of the Core Equity Portfolio, MSAM would implement certain changes to the Portfolio's investment policies that the Board has approved. These changes relate to implementing MSAM's "equity growth" strategy, which would replace TCW's "top down sector rotational core equity" philosophy. TCW first considers market sectors and then focuses on industries and individual companies. In contrast, MSAM's strategy will emphasize individual security selection and then consideration of the weighting that selected companies and industries will have in the portfolio. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the appointment of MSAM as sub-adviser and no one factor was given any greater weight than any of the others.

    The Board of Trustees found MSAM's experience in investing in equity securities and historical performance to be well suited for the Core Equity Portfolio. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical, in all material respects, to the Current Sub-Advisory Agreement, except for the identity of the Sub-Adviser and the dates of effectiveness and termination. The terms of the Current Sub-Advisory Agreement are described under "The Current Sub-Advisory Agreement" below. A form of the New Sub-Advisory Agreement is attached as EXHIBIT A. Based on their consideration of the foregoing and such other factors as they deemed relevant, the Trustees determined that it would be in the best interests of the Core Equity Portfolio and its Shareholders to select MSAM to serve as sub-adviser to the Core Equity Portfolio pursuant to the New Sub-Advisory Agreement.

    Based upon the Board's review and evaluations of the materials described above and its consideration of all factors deemed relevant, the Board determined that the New Sub-Advisory Agreement is reasonable, fair and in the best interests of the Core Equity Portfolio and its Shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend its approval to the Core Equity Portfolio's Shareholders.

THE CURRENT SUB-ADVISORY AGREEMENT

    The Current Sub-Advisory Agreement requires that the sub-adviser provide the Core Equity Portfolio with investment advisory services for its investments. The investment advisory services that the sub-adviser is required to provide include, among other things: obtaining and evaluating such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties; continuously managing the assets of the Core Equity Portfolio in a manner consistent with the investment objective and policies of the Core Equity Portfolio, making decisions as to foreign currency matters and making determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; determining the securities to be purchased, sold or otherwise disposed of by the Core Equity Portfolio and the timing of such purchases, sales and dispositions; taking such further action, including the placing of purchase and sale orders on behalf of the Core Equity Portfolio, furnishing or placing at the disposal of the Core Equity Portfolio and InterCapital such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Core Equity Portfolio and InterCapital may, from time to time, reasonably request.

    The Current Sub-Advisory Agreement provides that the sub-adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement. The sub-adviser also bears other costs of rendering the investment advisory services performed by it pursuant to the Current Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.

    The Current Sub-Advisory Agreement was approved by the Board of Trustees (including a majority of the Independent Trustees) on February 21, 1997 and by the Shareholders of the Core Equity Portfolio of the Fund at a Special Meeting of Shareholders on May 21, 1997 in connection with the merger of Dean Witter Discover & Co. ("DWDC") and Morgan Stanley Group Inc. ("Morgan Stanley"), which resulted in the formation of MSDWD.

    The Current Sub-Advisory Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the Core Equity Portfolio or by the Trustees of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

    The Current Sub-Advisory Agreement also provides that it may be terminated at any time by the sub-adviser, InterCapital, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of the Core Equity Portfolio (as defined below), in each instance without the payment of any penalty, on thirty days' notice. The Current Sub-Advisory Agreement also terminates in the event of the termination of the Management Agreement or in the event of its assignment.

MORGAN STANLEY ASSET MANAGEMENT INC.


    MSAM, like InterCapital, is a wholly-owned subsidiary of MSDWD, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. As noted above, MSDWD, whose principal office is located at 1585 Broadway, New York, New York 10036, was formed as a result of the merger of DWDC and Morgan Stanley which was consummated on May 31, 1997. InterCapital has its principal offices at Two World Trade Center, New York, New York 10048. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020 and conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.


    Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each is 1221 Avenue of the Americas, New York, New York 10020:

Barton M. Biggs,                     Chairman and Managing Director, MSAM; Managing Director of
  CHAIRMAN OF THE BOARD OF             Morgan Stanley & Co. Incorporated ("MS & Co."); Chairman of
  DIRECTORS                            Morgan Stanley Asset Management Limited; Director of Van
                                       Kampen/American Capital Holdings, Inc. ("VK/AC Holdings,
                                       Inc.")

Peter A. Nadosy,                     Vice Chairman, Director and Managing Director, MSAM; Managing
  VICE-CHAIRMAN OF THE BOARD OF        Director of MS & Co.; Director of Morgan Stanley Asset
  DIRECTORS                            Management Limited

James M. Allwin,                     President, Director and Managing Director, MSAM; Managing
  DIRECTOR AND PRESIDENT               Director of MS & Co.; President of Morgan Stanley Realty
                                       Inc.; Director of VK/AC Holdings, Inc.

Gordon S. Gray,                      Director and Managing Director, MSAM; Managing Director of MS
  DIRECTOR                             & Co.

Dennis G. Serva,                     Director and Managing Director, MSAM; Managing Director of MS
  DIRECTOR                             & Co.


    MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors. APPENDIX I lists the investment companies for which MSAM provides investment management or investment advisory services and which have similar investment objectives to those of the Core Equity Portfolio and sets forth the fees payable to MSAM by such companies and their net assets as of October 31, 1997.


    Dean Witter Trust FSB ("DWT"), an affiliate of MSAM and InterCapital and a wholly-owned subsidiary of MSDWD, serves as transfer agent of the Fund. For the fiscal year ended December 31, 1996, the Core Equity Portfolio accrued to DWT transfer agency fees of $917. Once the New Sub-Advisory Agreement is approved, DWT fully intends to continue to provide the same services to the Fund as are currently being provided.

    MS & Co. became an affiliated broker of the Fund (MS & Co., MSAM and InterCapital are under the common control of MSDWD) upon the consummation of the merger of DWDC and Morgan Stanley on May 31, 1997, which date is subsequent to the Fund's last fiscal year. During the fiscal year ended December 31, 1996, the Core Equity Portfolio paid brokerage commissions to DWR, an affiliated broker of the Fund, in the amount of $4,616, which represented 23.11% of aggregate brokerage commissions of the Core Equity Portfolio during the period.

REQUIRED VOTE

    The New Sub-Advisory Agreement cannot be implemented with respect to the Core Equity Portfolio unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Core Equity Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Core Equity Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Core Equity Portfolio, whichever is less. In the event that Shareholders do not approve the New Sub-Advisory Agreement by the required majority vote, the Board will take such action as it deems in the best interests of the Core Equity Portfolio and its Shareholders, which may include calling a special meeting of Shareholders to vote on another sub-advisory agreement.


    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE CORE EQUITY PORTFOLIO VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE CORE EQUITY PORTFOLIO.

                           FOR THE BALANCED PORTFOLIO

(2) PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE OF THE BALANCED PORTFOLIO FROM HIGH TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION TO
       AN INVESTMENT OBJECTIVE OF CAPITAL GROWTH WITH REASONABLE INCOME

BACKGROUND

    The Balanced Portfolio is currently managed by InterCapital (the "Investment Manager") pursuant the investment management agreement entered into by the Fund and InterCapital (the "Management Agreement") and in that capacity, subject to the supervision of the Trustees, InterCapital supervises the investment activities of the Balanced Portfolio. Paragraph 2 of the Management Agreement provides, in relevant part, that the Investment Manager may, at its own expense, from time to time and in its discretion, enter into a Sub-Advisory Agreement with a Sub-Adviser to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Balanced Portfolio, and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Balanced Portfolio, as the Sub-Adviser in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Adviser with the investment policies and restrictions of the Balanced Portfolio and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe. Paragraph 2 of the Management Agreement further provides that upon termination of any such Sub-Advisory Agreement, the Investment Manager may assume all of the duties that were the responsibility of the Sub-Adviser under the Sub-Advisory Agreement.

    In accordance with the Management Agreement, InterCapital entered into a Sub-Advisory Agreement with TCW Funds Management, Inc. ("TCW") (the "TCW Sub-Advisory Agreement") pursuant to which TCW has provided the Balanced Portfolio with the services described above. TCW has advised the Board and InterCapital of its intention to resign as Sub-Adviser.

    Prior to the Special Meeting of the Board of Trustees on November 6, 1997, InterCapital advised the Board of its intent to assume the duties previously performed by TCW for the Balanced Portfolio in accordance with Paragraph 2 of the Management Agreement. In connection therewith, InterCapital also proposed that the management fee be reduced from 0.75% of the daily net assets of the Balanced Portfolio to 0.60% of the daily net assets of the Balanced Portfolio, which is the same fee charged by InterCapital for management of another open-end investment company with substantially similar investment objective and investment policies (Dean Witter Balanced Growth Fund).

    InterCapital also recommended to the Board a change in the investment objective of the Balanced Portfolio from its current investment objective of high total return through a combination of income and capital appreciation, to an investment objective of capital growth with reasonable current income. Implementation of the change in objective would require Shareholder approval. InterCapital believes that the new investment objective would be in the best interests of the Portfolio and its Shareholders because it would potentially permit greater emphasis on capital growth under conditions perceived by InterCapital to be favorable for such investments, than would the current objective, while at the same time retaining a significant income component. Consistent with the foregoing, InterCapital also recommended that the name of the Portfolio be changed to the Balanced Growth Portfolio.

    InterCapital also proposed various changes in non-fundamental practices and policies of the Portfolio. Among other things, these changes would conform more closely the investment practices and policies of the

Portfolio to the investment practices and policies pursued by InterCapital on behalf of the Dean Witter Balanced Growth Fund noted above. Currently, the prospectus of the Fund states that the Balanced Portfolio may invest in equity and fixed income securities to varying degrees although the Portfolio is expected to invest under normal conditions 60-70% of its assets in common stocks and that common stocks for the Balanced Portfolio are selected pursuant to a "top down" investment process ranging from the overall economic outlook, to the development of industry/sector preferences, and, lastly, to specific stock selections. At least 95% of the issuers in whose common stocks the Balanced Portfolio invests will have minimum market capitalizations at the time of purchase in excess of $1 billion. InterCapital proposes instead that the Portfolio have a stated policy of investing at least 60% of its total assets in common stocks or securities convertible into common stocks which have a record of paying dividends and in the opinion of InterCapital have the potential for increasing dividends. In addition, the Fund's prospectus currently states that the Balanced Portfolio is authorized to engage in transactions involving options and futures contracts but does not presently intend to engage in such transactions. InterCapital proposes instead that the Portfolio engage to a limited extent in futures contracts and options transactions for the purpose of hedging the Portfolio's portfolio securities (I.E., write covered options on portfolio securities in an amount not to exceed 5% of the value of its total assets and purchase put and call options on securities and stock indexes in an amount not to exceed 5% of the value of its total assets).

    The only matter regarding the Balanced Portfolio on which Shareholders are being asked to vote is the change in investment objective. All of the other matters discussed above may be implemented without Shareholder approval.

THE BOARD'S CONSIDERATION


    The Board of the Fund met in person on November 6, 1997 for the purpose of considering the proposed change in the Balanced Portfolio's investment objective, as well as InterCapital's other recommendations regarding the Balanced Portfolio as previously described above. At their meeting in person on November 6, 1997, the Trustees considered each of InterCapital's recommendations. Prior to and during the meeting the Trustees requested information they deemed necessary to enable them to determine whether the recommendations are in the best interests of the Balanced Portfolio and its Shareholders.


    Based upon its review of the nature and quality of services proposed to be provided by InterCapital at a reduced fee, the Board determined that InterCapital's assumption of the duties previously performed by the Portfolio's Sub-Adviser is in the best interests of the Balanced Portfolio and its Shareholders. In particular, the Board found InterCapital's expertise in equity and fixed income investing to be well suited for the Balanced Portfolio. The Board also determined that the change in investment objective was in the best interests of the Balanced Portfolio and its Shareholders because it would potentially permit a greater emphasis on capital growth under conditions perceived by the Investment Manager to be favorable for such investments than would the current objective while at the same time retaining a significant income component. Accordingly, the Board, including all of the Independent Trustees, voted to recommend approval of the change in investment objective to the Balanced Portfolio's Shareholders.

REQUIRED VOTE

    The Balanced Portfolio's investment objective is fundamental and cannot be changed unless such change is approved at the Meeting, or any adjournments thereof, by a majority of the outstanding voting securities of the Balanced Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% of more of the shares of the Balanced Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Balanced Portfolio, whichever is less.


    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF THE BALANCED PORTFOLIO VOTE FOR APPROVAL OF THE CHANGE IN THE BALANCED PORTFOLIO'S INVESTMENT OBJECTIVE.


                          INTEREST OF CERTAIN PERSONS

    MSDWD, InterCapital, MSAM, MS & Co., DWSC and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of MSDWD. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to Core Equity Portfolio or the Balanced Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Core Equity Portfolio's shares and/or the Balanced Portfolio shares, as the case may be, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 and 2 and will vote against any such adjournment those proxies required to be voted against those proposals.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AND ITS MOST RECENT SEMI-ANNUAL REPORT, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA MACEDA AT DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                   BARRY FINK
                                   SECRETARY

                                                                      APPENDIX I



    Morgan Stanley Asset Management Inc. serves as investment adviser or sub-adviser to the open-end investment companies listed below which have similar investment objectives to that of the Core Equity Portfolio, with the net assets shown as of October 31, 1997.


                                                       NET ASSETS
                                                         AS OF            CURRENT INVESTMENT MANAGEMENT FEE RATE(S)
                                                        10/31/97                AS A PERCENTAGE OF NET ASSETS
                                                    ----------------  --------------------------------------------------
1. Morgan Stanley Institutional Fund, Inc.* (1)
  (A) Active Country Allocation Portfolio.........  $    128,857,432                           0.65%
  (B) Aggressive Equity Portfolio.................       167,199,717                           0.80%
  (C) Asian Equity Portfolio......................       124,603,842                           0.80%
  (D) Balanced Portfolio..........................         5,076,974                           0.50%
  (E) China Growth Portfolio (2)..................                 0                           1.25%
  (F) Emerging Growth Portfolio...................        60,718,382                           1.00%
  (G) Emerging Markets Portfolio..................     1,612,645,934                           1.25%
  (H) Equity Growth Portfolio.....................       571,166,679                           0.60%
  (I) European Equity Portfolio...................       255,953,013                           0.80%
  (J) Global Equity Portfolio.....................       110,658,187                           0.80%
  (K) Gold Portfolio (3)..........................        18,424,001                           1.00%
  (L) Growth and Income Fund (2)..................                 0                           0.75%
  (M) International Equity Portfolio..............     2,843,491,490                           0.80%
  (N) International Magnum Portfolio..............       183,634,416                           0.80%
  (O) International Small Cap Portfolio...........       274,143,203                           0.95%
  (P) Japanese Equity Portfolio...................       157,251,881                           0.80%
  (Q) Latin American Portfolio....................        68,495,540                           1.10%
  (R) MicroCap Portfolio (2)......................                 0                           1.00%
  (S) Small Cap Value Equity Portfolio............        43,868,578                           0.85%
  (T) Technology Portfolio........................        33,557,723                           1.00%
  (U) U.S. Real Estate Portfolio..................       356,555,875                           0.80%
  (V) Value Equity Portfolio......................        91,470,670                           0.50%
  (W) Asian Real Estate Portfolio.................         2,761,464                           0.80%
  (X) European Real Estate Portfolio..............        16,939,346                           0.80%
  (Y) U.S. Equity Plus Portfolio..................            14,502                           0.45%
2. Morgan Stanley Fund, Inc.**....................                                              (4)
  (A) American Value Fund.........................       225,688,869                            (4)
  (B) Aggressive Equity Fund......................        87,683,277                            (4)

                                                       NET ASSETS
                                                         AS OF            CURRENT INVESTMENT MANAGEMENT FEE RATE(S)
                                                        10/31/97                AS A PERCENTAGE OF NET ASSETS
                                                    ----------------  --------------------------------------------------
  (C) Asian Growth Fund...........................  $    154,667,772                            (4)
  (D) Emerging Markets Fund.......................       200,553,538                            (4)
  (E) Equity Growth Fund (2)......................                 0                            (4)
  (F) European Equity Fund (2)....................                 0                            (4)
  (G) Global Equity Allocation Fund...............       205,703,329                            (4)
  (H) Global Equity Fund..........................       515,695,856                            (4)
  (I) Growth and Income Fund (2)..................                 0                            (4)
  (J) Japanese Equity Fund (2)....................                 0                            (4)
  (K) International Magnum Fund...................        83,230,901                            (4)
  (L) Latin America Fund..........................       100,621,882                            (4)
  (M) U.S. Real Estate Fund.......................        33,868,928                            (4)
3. Morgan Stanley Universal Funds, Inc.*
  (A) Asian Equity Portfolio......................         7,027,587  0.80% on assets up to $500 million, scaled down to
                                                                      0.70% on assets over $1 billion
  (B) Emerging Markets Equity Portfolio...........        29,027,715  1.25% on assets up to $500 million, scaled down to
                                                                      1.15% on assets over $1 billion
  (C) Global Equity Portfolio.....................        10,116,720  0.80% on assets up to $500 million, scaled down to
                                                                      0.70% on assets over $1 billion
  (D) Equity Growth Portfolio.....................         7,204,978  0.55% on assets up to $500 million, scaled down to
                                                                      0.45% on assets over $1 billion
  (E) International Magnum Portfolio..............        18,623,880  0.80% on assets up to $500 million, scaled down to
                                                                      0.70% on assets over $1 billion
  (F) U.S. Real Estate Portfolio..................         9,295,611  0.80% on assets up to $500 million, scaled down to
                                                                      0.70% on assets over $1 billion
4. American Advantage International Equity
 Fund**...........................................       256,103,537                                 (5)
5. EQ Advisors Trust--
 Morgan Stanley Emerging Markets Equity
 Portfolio**......................................        15,803,837                                 (6)
6. Fortis Series Fund, Inc.--
 Global Asset Allocation Series**.................        50,135,832                                 (7)
7. Fountain Square International Equity Fund**....       138,635,656                                 (8)
8. The Legends Fund, Inc.--
 Morgan Stanley Asian Growth Portfolio**..........         5,538,138                                 (9)

                                                       NET ASSETS
                                                         AS OF            CURRENT INVESTMENT MANAGEMENT FEE RATE(S)
                                                        10/31/97                AS A PERCENTAGE OF NET ASSETS
                                                    ----------------  --------------------------------------------------
9. NASL Series Trust--
 Global Equity Trust**............................  $    832,983,576                           (10)
10. North American Funds--
 Global Equity Fund**.............................       124,135,147                           (11)
11. New England Zenith Fund--
 Morgan Stanley International Magnum Equity
 Series**.........................................        52,166,335                           (12)
12. Pacific Select Fund--
 International Portfolio**........................       730,034,717                           (13)
13. Principal Aggressive Growth Fund, Inc.**......       130,574,932                           (14)
14. Principal Asset Allocation Fund, Inc.**.......        76,471,300                           (14)
15. Sun America Series Trust--
 International Diversified Equities Portfolio**...       246,024,961                           (15)
16. Van Kampen American Capital--
 Global Equity Fund**.............................       294,316,087                           (16)
17. Van Kampen American Capital Life Investment
 Trust--
 Global Equity Fund**.............................         3,116,336                           (17)
18. Van Kampen American Capital--
 Global Managed Assets Fund**.....................        22,933,706                           (16)
19. The Latin American Discovery Fund, Inc........       205,221,210                           1.15%
20. The Malaysia Fund, Inc........................        65,617,828  0.90% on assets up to $50 million, scaled down at various asset levels to 0.50% on assets over $100
                                                                      million
21. Morgan Stanley Africa Investment Fund, Inc....       303,705,879                           1.20%
22. Morgan Stanley Asia-Pacific Fund, Inc.........       716,262,236                           1.00%
23. Morgan Stanley Emerging Markets Fund, Inc.....       372,246,050                           1.25%
24. Morgan Stanley India Investment Fund, Inc.....       370,349,718                           1.10%
25. Morgan Stanley Russia & New Europe Fund,
 Inc..............................................       157,034,240                           1.60%
26. The Pakistan Investment Fund, Inc.............        72,886,495                           1.00%

                                                       NET ASSETS
                                                         AS OF            CURRENT INVESTMENT MANAGEMENT FEE RATE(S)
                                                        10/31/97                AS A PERCENTAGE OF NET ASSETS
                                                    ----------------  --------------------------------------------------
27. The Thai Fund, Inc............................  $     72,832,613  0.90% on assets up to $50 million, scaled down at various asset levels to 0.50% on assets over $100
                                                                      million
28. The Turkish Investment Fund, Inc..............        61,744,722  0.95% on assets up to $50 million, scaled down at various asset levels to 0.55% on assets over $100
                                                                                            million

------------------------

 * With respect to each of Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Universal Funds, Inc., MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each Portfolio or Fund, if necessary, if payment of advisory fees would cause the total annual operating expenses of such Portfolio or Fund to exceed certain minimums.


**  MSAM acts as sub-adviser to this Fund.

(1) Includes Class A and Class B shares.

(2) Currently Inactive.

(3) Management fee includes a 0.40% sub-advisory fee payable by the Manager.

(4) Includes Class A, Class B and Class C shares. Van Kampen American Capital Investment Advisory Corp. ("VKAC") is the investment adviser and administrator for each of the Morgan Stanley Fund, Inc. Funds. VKAC charges an advisory fee of 0.70% (Equity Growth Fund), 0.80% (International Magnum
    Fund), 0.85% (American Value Fund), 0.90% (Aggressive Equity Fund), 1.00% (Asian Growth Fund, European Equity Fund, Global Equity Allocation Fund, Global Equity Fund, Growth and Income Fund, Japanese Equity Fund, U.S. Real Estate Fund) and 1.25% (Emerging Markets Fund, Latin American Fund) of average daily net assets. MSAM serves as sub-adviser. If average daily net assets of a Fund are less than or equal to $500 million, VKAC will pay MSAM 50% of the total investment advisory fee payable to VKAC (after application of any fee waivers in effect) for such monthly period. If average daily net assets of a Fund are greater than $500 million, VKAC will pay MSAM a fee for such monthly period equal to the greater of (a) 50% of what the total advisory fee payable to VKAC (after application of any fee waivers in effect) for such period would have been had the Fund's average daily net assets been equal to $500 million, or (b) 45% of the total advisory fee payable to VKAC by the Fund (after application of any fee waivers in effect) for such monthly period. VKAC has agreed to waive a portion of its advisory fees and/or to reimburse a portion of the expenses of a Fund, if necessary, if such fees would cause the total annual operating expenses of such Fund, as a percentage of average daily net assets, to exceed certain minimums.

(5) AMR Investment Services, Inc. serves as the manager (the "Manager") of the Fund. MSAM serves as adviser. The Manager pays MSAM a fee computed at an annual rate equal to 0.80% on assets up to $425 million, scaled down at various asset levels to 0.40% on assets over $75 million.

(6) EQ Financial Consultants, Inc. serves as the manager (the "Manager") of the Portfolio. MSAM serves as adviser. The Manager pays MSAM a fee computed at an annual rate equal to 1.15% on assets up to $100 million, scaled down at various asset levels to 0.40% on assets over $500 million. In the interest of limiting expenses of the Portfolio, the Manger has entered into an expense limitation agreement with the Trust, pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio are limited to 1.75% of the Portfolio's average daily net assets.

(7) Fortis Advisers, Inc. serves as the manager (the "Manager") of the Series. MSAM serves as sub-adviser. The Manager pays MSAM a fee computed at an annual rate equal to 0.50% on assets up to $100 million and 0.40% on assets over $100 million. Out of its advisory fee, but not in excess thereof, the Manager reimburses the Series for the Series' expenses from the date of the initial public offering until the date a Series' aggregate net assets first reach $10,000,000, to the extent that the aggregate expenses of the Series (including the investment advisory and management fees under the Investment Advisory and Management Agreement, but excluding interest, taxes, brokerage fees and commissions) exceed an amount equal, on an annual basis, to 2.00% of the average daily net assets of the Series.

(8) Fifth Third Bank serves as adviser (the "Adviser") of the Fund. MSAM serves as sub-adviser. The Adviser pays MSAM a fee computed at an annual rate equal to 0.50%. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of the Fund) to the extent that the Fund's expenses exceed such lower expense limitations and/or for any other reason, as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

(9) ARM Capital Advisors, Inc. serves as manager of the Portfolio (the "Manager"). MSAM serves as sub-adviser. The Manager pays MSAM a fee computed at an annual rate equal to 0.85%. The Manager has agreed to reimburse the Portfolio on a pro rata basis up to the amount of its fee to the extent that the total expenses of the Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations. The Manager voluntarily limits the expenses of the Portfolio, other than for brokerage commissions and the management fee, to 1.00% of average net assets on an annualized basis.

(10) Manufactures Securities Services, LLC serves as the adviser (the "Adviser") of the Trust. MSAM serves as sub-adviser. The Adviser pays MSAM a fee computed at an annual rate equal to 0.50% on assets up to $50 million, scaled down at various asset levels to 0.325% on assets over $500 million. The Adviser may reduce its advisory fee or reimburse the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to the Trust exceeds an annual rate of 0.75% of average annual net assets of such Portfolio.

(11) CypressTree Asset Management Corporation, Inc. is the Fund's adviser (the "Adviser"). MSAM serves as sub-adviser. The Adviser pays MSAM a fee computed at an annual rate equal to 0.50% on assets up to $50 million, scaled down at various asset levels to 0.325% on assets over $500 million. The Adviser has agreed to reduce a Fund's advisory fee, or if necessary to reimburse the Fund, in order to prevent the expenses of a Fund from exceeding either the most restrictive expense limitation imposed by applicable state law or a fixed expense limitation contained in the advisory agreement, whichever results in the lowest expenses to the Fund.

(12) TNE Advisers, Inc. serves as manager (the "Manager") of the Series. MSAM serves as sub-adviser. The Manager pays MSAM a fee computed at an annual rate equal to 0.75% on assets up to $30 million, scaled down at various asset levels to 0.40% on assets over $100 million. Pursuant to an expense deferral arrangement, which the Manager may terminate at any time, the Manager has agreed to pay the expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes, or extraordinary expenses) in excess of 1.30%, subject to the obligation of the Series to repay the Manager such expenses in future years, if any, when the Series' expenses fall below 1.30%; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed 1.30%; provided, however, that the Series is not obligated to repay any expense paid by the Manager more than two years after the end of the fiscal year in which such expense was incurred. The expense limits can be prospectively discontinued by the Manager but any expenses that were deferred while the Series' expense limit was in place can never be charged to that Series unless the Series' expenses fall below the limit.

(13) Pacific Mutual Life Insurance Company serves as adviser (the "Adviser") of the Portfolio. MSAM serves as portfolio manager. The Adviser pays MSAM a fee computed at an annual rate equal to 0.35%. The Adviser has agreed that it will reimburse the Portfolio, up to the amount of its fees payable under the Advisory Agreement with respect to the assets of the Portfolio, if and to the extent that the total expenses of the Portfolio for such year (including compensation payable pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed limits applicable to the Portfolio in any state in which shares of the Portfolio are then registered and qualified for sale.

(14) Princor Management Corporation is the Fund's manager (the "Manager"). MSAM serves as sub-adviser. The Manager pays MSAM a fee computed at an annual rate of 0.45% on assets up to $40 million, scaled down at various asset levels to 0.20% on assets over $300 million. The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

(15) Sun America Asset Management Corp. serves as adviser (the "Adviser"). MSAM serves as sub-adviser. The Adviser pays MSAM a fee computed at an annual rate equal to 0.65% on assets up to $350 million and 0.60% on assets over $350 million.


(16) VKAC is the adviser of the Fund. MSAM serves as sub-adviser. MSAM receives 50% of the compensation actually received by VKAC. VKAC charges an advisory fee of 1.00%. VKAC may voluntarily undertake to reduce expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.


(17) VKAC is the adviser of the Fund. MSAM serves as sub-adviser. MSAM receives 50% of the compensation actually received by VKAC. VKAC charges an advisory fee of 1.00%. VKAC may, from time to time, agree to waive its fee or any portion thereof or to elect to reimburse the Fund for ordinary business expenses in excess of an agreed upon amount.

                                                                       EXHIBIT A
                             SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the    day of           , 1998, by and between Dean
Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"), and Morgan Stanley Asset Management Inc., a Delaware corporation (hereinafter called the "Sub-Adviser").

    WHEREAS, Dean Witter Select Dimensions Investment Series (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the thirteen current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

    WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the Growth Portfolio in the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

    WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Sub-Advisory Portfolio in a manner consistent with the investment objective and policies of the Sub-Advisory Portfolio; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; to determine the securities and commodities to be purchased or otherwise acquired, or sold or otherwise disposed of, by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other.

    In the event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolio with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

     5. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, the Investment Manager shall pay to the Sub-Adviser monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement in respect of the Growth Portfolio. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fees payable to the Sub-Adviser under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fees under the Investment Management Agreement, the Sub-Adviser's fees payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fees payable to the Sub-Adviser pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fees payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Growth Portfolio, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement in respect of this Sub-Advisory Portfolio, for any fiscal year ending on a date on which this Agreement is in effect, exceed 2.5% of the average daily net assets of the Sub-Advisory Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of the Sub-Advisory Portfolio in excess of $100 million (the "expense limitation"), the Sub-Adviser shall reduce its advisory fee to the extent of 40% of such excess and will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of the expense limitation, up to the amount of the Sub-Adviser's fee which would otherwise be payable under this Agreement for that year, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess, up to the amount of its management fee in respect of the Sub-Advisory Portfolio which otherwise would be payable for that year, in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Sub-Advisory Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Sub-Advisory Portfolio as at the end of the last business day of the month.

     8. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Adviser, either by majority vote of the Trustees of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser; and (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER INTERCAPITAL INC.

                                          By: ..................................

                                          Attest: ..............................

                                          MORGAN STANLEY ASSET MANAGEMENT INC.

                                          By: ..................................

                                          Attest: ..............................

Accepted and agreed to as of
the day and year first above written:
DEAN WITTER SELECT DIMENSIONS
INVESTMENT SERIES

By: ..................................

Attest: ..............................

PORTFOLIO NAME PRINTS HERE                  ITT HARTFORD VOTING INSTRUCTION CARD

     VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 1998 OF THE DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES.

     This Instruction Card is solicited by the ITT Hartford Life Insurance Companies ("ITT Hartford") from owners of variable annuity contracts and/or variable life insurance policies issued by ITT Hartford who have specified that a portion of their investment be allocated to this Portfolio of the Dean Witter Select Dimensions Investment Series.

     The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on February 26, 1998 at 1:30 p.m., New York City time. The undersigned, by completing this form, does hereby authorize ITT Hartford to exercise its discretion in voting upon such other business as may properly come before the Meeting.

                                   Date: ___________________________, 199_


                                   PLEASE SIGN IN BOX BELOW
                                   ---------------------------------------------



                                   ---------------------------------------------
                                   SIGNATURE(S)                  HART/DWSDIS

THIS INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY ITT HARTFORD IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION CARD WILL BE VOTED FOR ALL PROPOSALS LISTED BELOW. INTERESTS IN THE PORTFOLIO FOR WHICH NO INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY ITT HARTFORD IN THE SAME PROPORTION AS VOTES FOR WHICH INSRUCTIONS ARE RECEIVED FOR THE PORTFOLIO.

     PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW    / /  USING BLUE OR
BLACK INK OR DARK PENCIL.

1. FOR THE CORE EQUITY PORTFOLIO ONLY. Approval of a Sub-Advisory Agreement between Dean Witter InterCapital Inc. and Morgan Stanley Asset Management Inc. with respect to the Portfolio.

               FOR  / /       AGAINST   / /       ABSTAIN   / /

2. FOR THE BALANCED PORTFOLIO ONLY. Approval of a change in the Portfolio's investment objective from high total return through a combination of income and capital appreciation to capital growth with reasonable current income.

               FOR  / /       AGAINST   / /       ABSTAIN   / /


                                   HART/DWSDIS